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Cowen and Company 28th Annual Health Care Conference Boston, MA Jim Mullen, CEO March 18, 2008

This presentation includes forward-looking statements about: our expected revenues, earnings, and cash flows the size and growth of the markets for our products, estimates of sales for our products, our expected filings with regulatory agencies, the anticipated development and timing of programs in our clinical pipeline our external business development initiatives the sales potential of TYSABRI(r) Each forward-looking statement is subject to risks and uncertainties that could cause actual results to differ materially from those that we express or imply. Important factors that could cause our actual results to differ include our continued dependence on our two principal products, AVONEX(r) and RITUXAN(r), the uncertainty of success in commercializing other products including TYSABRI(r), the occurrence of adverse safety events with our products, the consequences of the nomination of directors for election to our Board by an activist shareholder, the failure to execute our growth strategy successfully or to compete effectively in our markets, our dependence on collaborations over which we may not always have full control, possible adverse impact of government regulation and changes in the availability of reimbursement for our products, problems with our manufacturing processes and our reliance on third parties, fluctuations in our operating results, our ability to protect our intellectual property rights and the cost of doing so, the risks of doing business internationally and the other risks and uncertainties that are described in Item 1.A. Risk Factors in our annual report on Form 10-K, in our quarterly reports on Form 10-Q and in other periodic and current reports we file with the SEC. These forward-looking statements speak only as of the date of this presentation, and we do not undertake any obligation to publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise. Biogen Idec and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of Biogen Idec in connection with the Company's 2008 annual meeting of stockholders. Information concerning the interests of participants in the solicitation of proxies will be included in any proxy statement filed by Biogen Idec in connection with the Company's 2008 annual meeting of stockholders. In addition, Biogen Idec files annual, quarterly and special reports with the Securities and Exchange Commission (the "SEC"). The proxy statements and other reports, when available, can be obtained free of charge at the SEC's web site at www.sec.gov or from Biogen Idec at www.biogenidec.com. Biogen Idec stockholders are advised to read carefully any proxy statement filed in connection with the Company's 2008 annual meeting of stockholders when it becomes available before making any voting or investment decision. The Company's proxy statement will also be available for free by writing to Biogen Idec Inc., 14 Cambridge Center, Cambridge, MA 02142. In addition, copies of the proxy materials may be requested from our proxy solicitor, Innisfree M&A Incorporated, by toll-free telephone at (877) 750-5836 or by e-mail at info@innisfreema.com. Forward Looking & Proxy Solicitation Statements

Business Strategy.... Robust fundamentals + Rich pipeline + Strong financial results .. . . . . Driving Value Creation

Robust Fundamentals 2004 2005 2006 2007 AVONEX 1417.2 1543.1 1706.7 1867.842 RITUXAN 615.7 708.9 810.9 926.098 TYSABRI 3.1 4.7 35.8 229.844 Revenue to BIIB AVONEX(r) Expand into new regions Maintain competitive position in the "ABCR" market RITUXAN(r) Increase penetration in RA TNF IR Launch in RA DMARD IR Expand label into other autoimmune indications (Lupus and MS) TYSABRI(r) 100,000 patients by year end 2010 2010 Commercial Goals

100,000 TYSABRI(r) Patients by 2010 Current AVONEX US 70000 Int'l 60000 Clinical 2008 2009 2010 US 10500 40000 Int'l 5500 60000 Clinical 1000 WW Patients on Therapy 100,000 130,000+ TYSABRI(r) Patients Oct '06 Feb Apr May July Sept Dec Total 3100 7500 10000 12500 14000 17000 21000 AVONEX(r) Patients 21,000 2007 ~5% WW Market Share

Robust Pipeline Near Term Data Readouts Over the past 3 years, significantly strengthened pipeline Internal programs External programs >10 molecules accessed via BD strategy 4 products in registrational trials... with a 5th by year end >4x increase in number of patients in clinical trials in 2008 15 programs in Ph. 2 or beyond 8 important data readouts throughout 2008

2008 Pipeline Data Readouts

H1 2008

RITUXAN® RA DMARD IR	✓	Ph. 3
RITUXAN® Lupus	❑	Ph. 2/3
RITUXAN® PPMS	❑	Ph. 2/3

H2 2008

BIIB14 Parkinson's Disease	❑	Ph. 2a
HSP90i GI Stromal Tumors	❑	Ph. 1/2
Baminercept RA	❑	Ph. 2b
RITUXAN® CLL	❑	Ph. 3
Volociximab Ovarian	❑	Ph. 2
rFactor IX	❑	Ph. 1/2

biogen idec

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Select Programs with 2008 Readouts

RITUXAN®: Ph. 2/3 Lupus

WW Market Size ($B)



2.5
0.4
$ Billions
Today
2012

Program Highlights

- Commercial
  - SOC: steroids, immunosuppressives, chemotherapy, and CellCept®
  - ~1.5m active SLE patients WW
- Clinical
  - B cell driven pathology and positive efficacy in other autoimmune diseases suggest role for anti-B cell therapy
  - Well established safety profile in oncology and RA
  - Pivotal Ph. 2/3 trial in SLE and Ph. 3 in LN
- Data Readout
  - Ph. 2/3 SLE results expected H1 '08

biogen idec

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Select Programs with 2008 Readouts

Baminercept: Ph. 2b RA

US Moderate to Severe RA Diagnosed Pts



~1.5M Patients
1,150K
350
800
350K
210
140
Patients
DMARD
TNF
Non Responders
Responders

Program Highlights

- Commercial
  - Excitement in RA market for new biology
  - WW RA market totals ~$6.5B and expected to growth to $10B by 2010
  - Potential in Lupus, Crohn's Disease, Ulcerative Colitis, MS, and Transplantation
- Clinical
  - Meaningful improvements in ACR scores and individual core set measures in patients with RA
  - Conducting Ph. 2b in both DMARD IR and TNF IR patients
- Data Readout
  - Ph. 2b results expected H2 '08

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Select Programs with 2008 Readouts Long Acting rFactor IX: Ph.1/2 Hemophilia Commercial Unmet need for improvements in frequency of administration Potential to grow prophylaxis market Clinical Low risk to proof of efficacy Favorable trial timelines Less frequent administration Data Readout Ph. 1/2 results expected H2 '08 Today 2012 BIIB 4.3 6 WW Market Size ($B) Program Highlights

Late Stage Programs in Registrational Trials Program MS (oral) NHL Hyponatremia/CHF CLL CHF BG-12 Galiximab Lixivaptan Lumiliximab Adentri (expected H2 '08) Indication

2003 2004 2005 2006 2007 Revenue 1.85 2.212 2.423 2.683 3.139 EPS 1.22 1.4 1.57 2.25 2.65 Strong Financial Results Stock Performance: Outperforming the BTK 1 Year 4 Years BIIB 0.37 0.81 BTK -0.04 0.53 Note: 1 year data compares stock performance from 3/15/07 to 3/14/08. 4 year data compares stock performance from 11/12/03 to 3/14/08. The EPS references on this slide refer to non-GAAP EPS. Non-GAAP EPS excludes the impact of purchase accounting, merger-related adjustments, stock option expense, and other items and their related tax effects. Full detail for 2003 through 2007 provided in the last slide of this presentation. 2003 2004 2005 2006 2007 Revenue 1.85 2.212 2.423 2.683 3.139 EPS 1.22 1.4 1.57 2.25 2.65 22% 14% Revenue Growth ($B) EPS Growth (Non-GAAP) (Since Merger)

Pioneering New Solutions to Industry Challenges Develop and commercialize blockbuster brands Expand geographic reach Advance pipeline Accelerate innovation...internally and externally Advance world class biologics development Deliver strong financial performance Global Industry Challenges Pricing pressures Slowing economic growth and population in developed world R&D productivity Generic/biosimilar competition Challenge of attracting, retaining, and cultivating talent Strategy to Address Challenges

Focused on Creating Value 2003 2004 2005 2006 2007 2008 Merger Restructuring (17% of workforce) Sale of non- core asset (NIMO) Sale of non-core asset & product (NICO & Amevive) Sale of non- core product (Zevalin) Leveraged share repurchase Sales process 2010 Pipeline Strategy 2015 Vision Removal Relaunch Tysabri

2008 Investment Thesis Strong growth across products and regions Rich pipeline with many near term data readouts Proven strategy to deliver strong financial results 2008 guidance: 15-20% top line 17-22% bottom line 2010 Goals: 15% & 20% Note: The bottom line references in this slide refer to non-GAAP EPS. Non-GAAP EPS excludes the impact of purchase accounting, merger-related adjustments, stock option expense, and other items and their related tax effects. For 2008, the non-GAAP EPS excludes FAS123R stock option expensing of ~$20 million pre-tax ($0.05 per share after-tax) and purchase accounting and merger-related accounting impacts of ~$340 million pre-tax ($0.92 per share after-tax) for already completed transactions.

Jim Mullen, CEO March 18, 2008 Cowen and Company 28th Annual Health Care Conference Boston, MA

GAAP to non-GAAP Reconciliation 2003 -2007 Diluted EPS and Net Income Notes: The non-GAAP financial measures presented in this table are utilized by Biogen Idec management to gain an understanding of the comparative financial performance of the Company. Our non-GAAP financial measures are defined as reported, or GAAP, values excluding (1) purchase accounting and merger- related adjustments, (2) stock option expense and the cumulative effect of an accounting change relating to the initial adoption of SFAS No. 123R and (3) other items. Our management uses these non-GAAP financial measures to establish financial goals and to gain an understanding of the comparative financial performance of the Company from year to year and quarter to quarter. Accordingly, we believe investors' understanding of the Company's financial performance is enhanced as a result of our disclosing these non- GAAP financial measures. Non-GAAP net income and non-GAAP diluted EPS should not be viewed in isolation or as a substitute for reported, or GAAP, net income and diluted EPS. The GAAP figures reflect: * 2004 and beyond - the combined Biogen Idec * 2003 - a full year of IDEC Pharmaceuticals and 7 weeks of the former Biogen, Inc. (for the period 11/13/03 through 12/31/03) Numbers may not foot due to rounding. Source: Biogen Idec Annual Reports, 10-K filings and earnings press releases (FY 2003-2007).